SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
INSTITUTIONAL SHARES AND SELECT SHARES(R)


      PROSPECTUS
      April 30, 2003
      as amended September 2, 2003

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                           [CHARLES SCHWAB LOGO]

SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
INSTITUTIONAL SHARES AND SELECT SHARES(R)

      ABOUT THE FUND

       Strategy..........................................                      4

       Main risks........................................                      5

       Performance.......................................                      6

       Fund fees and expenses............................                      6

       Fund management...................................                      8

      INVESTING IN THE FUND

       Buying shares.....................................                     10

       Selling/exchanging shares.........................                     11

       Transaction policies..............................                     12

       Dividends and taxes...............................                     13

SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
INSTITUTIONAL SHARES AND SELECT SHARES(R)

TICKER SYMBOL
INSTITUTIONAL SHARES: SWAXX
SELECT SHARES: SWBXX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN HIGH-QUALITY SHORT-TERM MONEY MARKET INVESTMENTS issued by U.S. and foreign issuers, such as:

- commercial paper, including asset-backed commercial paper and promissory notes

- certificates of deposit and time deposits

- variable- and floating-rate debt securities

- bank notes and bankers' acceptances

- repurchase agreements

All of these investments must be denominated in U.S. dollars, including those that are issued by foreign issuers.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

      This fund may be appropriate for clients interested in high money market returns.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the fund's Investor Shares class performance has varied from year to year and how it averages out over time. The Investor Shares are not offered in this prospectus. Because the Institutional Shares and Select Shares(R) of the fund, which are offered in this prospectus, invest in the same portfolio of securities, returns for these classes will be substantially similar to those of the Investor Shares. Performance will be different only to the extent that the Institutional Shares and Select Shares have lower expenses. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

93          3.02%
94          4.09%
95          5.80%
96          5.26%
97          5.40%
98          5.35%
99          5.01%
00          6.22%
01          4.05%
02          1.55%

BEST QUARTER: 1.60% Q4 2000
WORST QUARTER: 0.33% Q4 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02

                                                  1 year    5 years    10 years
--------------------------------------------------------------------------------
INVESTOR SHARES                                    1.55       4.42       4.57

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor in the Institutional Shares or Select Shares classes. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

                                                    INSTITUTIONAL      SELECT
SHAREHOLDER FEES                                       SHARES          SHARES
--------------------------------------------------------------------------------
                                                        None            None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                         0.32            0.32
Distribution (12b-1) fees                               None            None
Other expenses                                          0.23            0.23
                                                    ----------------------------
Total annual operating expenses                         0.55            0.55

Expense reduction                                      (0.31)          (0.20)
                                                    ----------------------------
NET OPERATING EXPENSES*                                 0.24            0.35
                                                    ============================

* Guaranteed by Schwab and the investment adviser through 4/30/04 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                        1 year    3 years    5 years    10 years
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES                      $25       $145       $276        $660
SELECT SHARES                             $36       $156       $287        $670

To obtain the current seven-day yield, clients of Investment Managers should contact their Investment Manager. Other clients should call 1-800-435-4000.


Value Advantage Money Fund(R)--Institutional Shares and Select Shares

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the period of the fund's operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                     7/1/02 1-
INSTITUTIONAL SHARES                                 12/31/02
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                 1.00
                                                     ---------------------------
Income from investment operations:

   Net investment income                               0.01
                                                     ---------------------------
Less distributions:

   Dividends from net investment income               (0.01)
                                                     ---------------------------
Net asset value at end of period                       1.00
                                                     ---------------------------
Total return (%)                                       0.81 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                   0.24 3
Expense reductions reflected in above ratio            0.31 3
Ratio of net investment income to
  average net assets                                   1.57 3
Net assets, end of period ($ x 1,000,000)               521

1 Commencement of operations.

2 Not annualized.

3 Annualized.

                     FUND MANAGEMENT

The fund's investment adviser, Charles Schwab Investment Management, Inc., has nearly $143 billion under management.

      The investment adviser for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 12/31/02).

      As the investment adviser, the firm oversees the asset management and administration of the fund. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 12/31/02, the fee was 0.22% for the fund. This fee is calculated as follows: 0.38% of the first $1 billion, 0.35% of more than $1 billion but not exceeding $10 billion, 0.32% of more than $10 billion but not exceeding $20 billion, 0.30% of more than $20 billion but not exceeding $40 billion and 0.27% over $40 billion.

      INVESTING IN THE FUND

      As a SchwabFunds(R) investor, you have a number of ways to do business with us.

      On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

BUYING SHARES

Shares of the fund may be purchased by the following:

- Clients of Investment Managers who must have a relationship with Schwab Institutional and must have assets in custody at Schwab.

- Other clients (in the case of Institutional Shares, for a higher minimum additional investment).

The information on these pages outlines how you can place "good orders", which are orders made in accordance with the fund's policies, to buy, sell and exchange shares of the fund. Some Investment Managers may charge transaction or other fees and some of these instructions and policies may be different. Contact your Investment Manager for more information.

STEP 1

CHOOSE A SHARE CLASS. Your choice may depend on the amount of your investment. The minimums shown below are for each share class.

MINIMUM INITIAL                   MINIMUM ADDITIONAL
INVESTMENT                        INVESTMENT              MINIMUM BALANCE
--------------------------------------------------------------------------------
SELECT SHARES*
$1,000,000                        $1                      $1,000,000

INSTITUTIONAL SHARES
CLIENTS OF INVESTMENT MANAGERS*
$3,000,000                        $1                      $3,000,000
per client account

OTHER CLIENTS
$3,000,000                        $10,000                 $3,000,000

* Each minimum must be met at the individual client account level, not aggregated by the Investment Manager.

STEP 2

CHOOSE AN OPTION FOR DIVIDENDS. The two options are described below. If you don't indicate a choice, you will receive the first option.

OPTION           FEATURES
--------------------------------------------------------------------------------
Reinvestment     All dividends are invested automatically in shares of the fund.

Cash             You receive payment for all dividends.

STEP 3

PLACE YOUR ORDER. Use any method described on the next page. Make checks payable to Charles Schwab & Co., Inc.


Investing in the fund

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF THE FUND.

When selling or exchanging shares, please be aware of the following policies:

- The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R), that are not Sweep Investments(R), as well as variable NAV funds and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

CLIENTS OF INVESTMENT MANAGERS

PHONE

If you are investing through an Investment Manager, contact your manager directly. If you do not have an Investment Manager, call 1-800-979-9004 for assistance.

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for trading assistance, call 1-800-367-5198.

MAIL

Write to SchwabFunds(R) at:
P.O. Box 3812
Englewood, CO 80155-3812

OTHER CLIENTS

SCHWAB BY PHONE TM

Automated Voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

MAIL

Write to SchwabFunds(R) at:
P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON

Visit the nearest Charles Schwab branch office.

You are automatically entitled to initiate transactions by telephone. The fund and Schwab employ procedures to confirm the authenticity of telephone instructions. If the fund and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following telephone instructions that they reasonably believe to be genuine.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every direct order to buy, sell or exchange shares you will need to include the following information:

- Your name.

- Your account number (for SchwabLink transactions, Investment Managers must include the master account and subaccount numbers).

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares via mail or fax, be sure to include the signature of at least one of the persons who is authorized to trade (either an account holder or authorized Investment Manager).

- for exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason.

- To automatically redeem your shares if your balance falls below the maintenance minimum and is not increased to the required minimum after 30 days' written notice. Owners of Select Shares(R) must keep a minimum balance of $1 million. Owners of Institutional Shares must keep a minimum balance of $3 million.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations and orders that appear to be associated with short-term trading activities.

- To change or waive the fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT BOTH THE NEW YORK STOCK EXCHANGE
(NYSE) AND THE FEDERAL RESERVE BANK OF NEW YORK (THE FED) ARE OPEN. The fund reserves the right to open for business on days the NYSE is closed but the Fed is open. The fund calculates its share price each business day, after the close of the fund (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The fund seeks to maintain a stable NAV of $1.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.

The fund values its investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.

THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.


Investing in the fund

DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS THE FUND EARNS. The fund distributes to its shareholders substantially all of its net investment income. The fund declares a dividend every business day, based on its determination of its net investment income. The fund pays its dividends on the 15th of every month (or next business day, if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $.01, you may not receive a dividend payment. The fund does not expect to pay any capital gain distributions.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, FUND DIVIDENDS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income is distributed as dividends. The fund's dividends are taxable as ordinary income. Taxable income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DIVIDENDS THE FUND DECLARED DURING THE PREVIOUS CALENDAR YEAR. Schwab customers also receive information on dividends and transactions in their monthly account statements.

--------------------------------------------------------------------------------
SPECIAL CONSIDERATIONS FOR SCHWAB ACCOUNTS

If your Schwab account contains no cash or Sweep Investments TM, Schwab may redeem shares of Schwab Value Advantage Investments(R) without prior notification to you to cover the following items:

- negative balances in your Schwab account as a result of any securities transactions, including electronic funds transactions

- payment of your Schwab account checks or Visa debit card charges

- purchases you have made under an Automatic Investment Plan

Schwab may charge you a fee each time it must redeem shares of a fund under any of these circumstances.

Schwab will redeem shares from the fund with the highest balance first, unless the sum of your investments in the funds will not satisfy the total amount due. In that case, none of your shares in the funds will be redeemed.
--------------------------------------------------------------------------------

NOTES

NOTES

Schwab Value Advantage Money Fund(R)-
Institutional Shares and Select Shares(R)


      PROSPECTUS
      April 30, 2003
      as amended September 2, 2003

                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER

Schwab Value Advantage Money Fund(R)-
Institutional Shares and Select Shares(R)                               811-5954

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-0102
202-942-8090 (Public Reference Section)

www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS

P.O. Box 3812
Englewood, CO  80155-3812
1-800-435-4000

REG23606FLD-03